                                                                    EXHIBIT 10.5


                              AMENDED AND RESTATED



                         REGISTRATION RIGHTS AGREEMENT



                            SONIC INNOVATIONS, INC.



                                October 23, 1998

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1.  Definitions...........................................................   1

 2.  Registration Rights...................................................   1

     2.1  Piggyback Registration...........................................   1
     2.2  Demand Registration..............................................   2
     2.3  Registration on Form S-3.........................................   2
     2.4  Registration Procedures..........................................   3
     2.5  Certain Conditions to Registration...............................   4
     2.6  Notices of Registration Statements, Etc..........................   5
     2.7  Indemnity........................................................   5

 3.  Expenses..............................................................   7

 4.  Reports Under the Exchange Act........................................   7

 5.  Transfer of Registration Rights.......................................   8

 6.  Termination of Registration Rights....................................   8

 7.  Future Registration Rights............................................   8

 8.  Modification and Waiver...............................................   8

 9.  Notices...............................................................   9

10.  Gender and Number, Etc................................................   9

11.  Successors and Assigns................................................   9

12.  Counterparts..........................................................   9

13.  Entire Agreement and Captions.........................................   9

14.  Governing Law.........................................................   9

15.  Severability..........................................................   9

16.  No Third Party Beneficiaries..........................................  10

17.  No Partnership or Joint Venture.......................................  10

18.  No Impairment.........................................................  10

                              AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT



     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of October 23, 1998, is entered into by and among Sonic Innovations, Inc., a Delaware corporation (the "Company"), and the holders of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock set forth on Exhibit A.

     WHEREAS, the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock and the Company previously entered into an Amended and Restated Registration Rights Agreement dated October 31, 1997, and desire that this Agreement supersede and replace in its entirety such prior agreement;

     WHEREAS, contemporaneously with the execution of this Agreement, the holders of Series D Preferred Stock are purchasing shares of Series D Preferred Stock of the Company pursuant to a Series D Preferred Stock Purchase Agreement dated as of the date hereof (the "Purchase Agreement"), and this Agreement is executed as additional consideration for the holders of Series D Preferred Stock to enter into the Purchase Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions

          (a) The holders of Series A Preferred Stock, the holders of Series B Preferred Stock, the holders of Series C Preferred Stock and the holders of Series D Preferred Stock and any assigns shall hereinafter be collectively referred to as the "Stockholders."

          (b) "Shares" shall mean and include any of the following securities:
(i) the shares of common stock of the Company (the "Common Stock") held by the Stockholders upon conversion of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock, (ii) the Series A Preferred Stock, (iii) the Series B Preferred Stock, (iv) the Series C Preferred Stock, (v) the Series D Preferred Stock, or (vi) any additional securities issued to the Stockholders with respect to the foregoing upon any stock split, stock dividend, recapitalization, dilution, adjustment or similar event.

     2.   Registration Rights

          2.1 Piggyback Registration. If at any time the Company shall propose to file with the Securities and Exchange Commission (the "Commission") on behalf of the Company or any other shareholder a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to any class of security (as defined in Section 3(a)(10) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than a registration statement approved by the Board of Directors on Form S-4 or S-8, or such amended or alternative form for Form S-4 or S-8 as the Commission may from time to time adopt, the Company shall in each case timely notify the Stockholders and include in such registration statement all of the Shares as the Stockholders may request within twenty (20) days after the Company's giving of such notice, subject to the conditions set forth herein.

          2.2 Demand Registration. If at any time commencing the earlier of three years from the date of this Agreement or six months after an initial registration of the Company's Common Stock, the Company shall receive from the Stockholders holding 30% or more of the Common Stock issued or issuable upon conversion of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock (the "Initiating Stockholders"), a written request that the Company effect a registration for aggregate proceeds in excess of $7,500,000 with respect to the Shares held by the Stockholders to permit the sale or disposition thereof, the Company shall promptly, subject to the conditions and in accordance with the procedures hereinafter set forth, file a registration statement on an appropriate form as expeditiously as reasonably possible covering such Shares; provided, however, that the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this
Section 2.2: (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder or (ii) after the Company has effected two (2) such registrations pursuant to Section 2.2 and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed.

          2.3 Registration on Form S-3. After the initial public offering of the Company's Common Stock pursuant to a registration statement filed with and declared effective by the Commission under the Act (the "Initial Public Registration"), the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 2, upon initiation of holders of 20% of the outstanding shares of the Company's Preferred Stock ("Preferred Stock"), the Stockholders shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of Shares to be disposed of and the intended methods of disposition of such Shares by such holder or holders); provided, however, that the Company shall not be obligated to effect any such registration (i) if a Form S-3 registration is unavailable; (ii) if the Stockholders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Shares (if any) on Form S-3 at an aggregate price to the public of less than $500,000; (iii) if there has been more than two registrations by the Company on Form S-3 in the previous 12-month period; (iv) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or (v) if the Board of Directors of the Company determines that such Form S-3 registration would be seriously detrimental to the Company, in which case such registration may be delayed for a period not to exceed 60 days.

          2.4  Registration Procedures.  If, pursuant to Sections 2.1, 2.2, or
2.3 hereof, the Company is required to include any Shares in a registration statement proposed to be filed, the Company will, as expeditiously as possible:
(a) prepare and file such registration statement under the Securities Act on an appropriate form and use its best efforts to cause such registration statement to become effective; (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act and the Exchange Act with respect to the offer of the securities covered by such registration statement during the period required for distribution of such securities; (c) furnish to the holder of such Shares such number of copies of such registration statement and all amendments thereto and of such prospectus (including each preliminary, amended or supplemental prospectus) as such holders may reasonably request in order to facilitate the sale or transfer of the securities covered by such registration statement; (d) use its best efforts to register or qualify the securities covered by any such registration statement in such jurisdictions as such holders may reasonably request; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; (e) enter into and perform its obligations under an underwriting agreement, in the usual and customary form, with the managing underwriter of the offering; (f) inform Stockholders of any event that renders the prospectus untrue or misleading; (g) cause all securities registered in the offering to become listed on each securities exchange on which similar securities issued by the Company are then listed; (h) provide a transfer agent, registrar and CUSIP number for all securities registered no later than the effective date of the offering; (i) furnish, at the request of the Stockholders, on the date that such Shares are delivered to the underwriters for sale pursuant to such registration or, if such Shares are not being sold through underwriters, on the date such registration statement becomes effective (A) an opinion, dated on such date, in a form customary to such transactions, of the independent counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Stockholders making such request, reasonably acceptable in form and substance to such underwriters, if any, and the Stockholders and (B) a letter, dated on such date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and the Stockholders, stating that they are independent certified public accountants within the meaning of the Securities Act and that in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto (including, in each case, documents incorporated by reference thereto), comply as to form in all material respects with the applicable accounting requirements of the Securities Act; such opinion of counsel shall additionally cover such other legal matters with respect to the registration statement and the Company as the underwriters, if any, or the Stockholders may reasonably request; and such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five (5) business days prior to the date of such letter) with respect to the registration statement and the Company as the underwriters, if any, or the Stockholders may reasonably request; and (j) use its best efforts to cause such registration statement to become effective, and, upon the request of the holders of a majority of the registrable securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the registration statement has been completed; provided, however, that

(i) such 120-day period shall be extended for a period of time equal to the period the Shareholder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of registrable securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such registrable securities are sold; provided, however, that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis; and provided, further, that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (A) includes any prospectus required by Section 10(a)(3) of the Securities Act or (B) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (A) and (B) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement.

          2.5  Certain Conditions to Registration.

               (a) The right of the Stockholders to have any Shares included in any registration statement pursuant to the provisions of Sections 2.1 or 2.2 hereof shall be subject to the following further conditions: (a) should the request for registration be pursuant to Section 2.1, and should the registration statement proposed by the Company relate to an underwritten offering of securities of the Company, and should the managing underwriter for the Company inform the Company in writing that, in such underwriter's opinion, such registration of all or a part of the Shares would materially impair the Company's ability to sell the securities being registered by the Company, then the Stockholders shall be entitled to participate pro rata with all other stockholders entitled to registration rights ("Other Stockholders") based upon the number of shares owned by or issuable to the Stockholders and each Other Stockholders in the maximum amount of shares that such underwriter determines may be sold without such impairment but in no event shall the amount of securities of the selling Stockholders included in any such registration be reduced below thirty percent (30%) of the total amount of securities included in such registration, except for a registration relating to the Company's Initial Public Registration, from which all securities of the selling Shareholder may be excluded; (b) should the request for registration be pursuant to Section 2.2, and should the managing underwriter inform the Company in writing that, in such underwriter's opinion, the number of shares requested to be registered is more than the number such underwriter reasonably expects can be sold upon acceptable terms, then the Stockholders and the Other Stockholders shall be entitled to participate pro rata, based upon the number of shares owned by or issuable to each of them; (c) the Stockholders shall furnish to the Company in writing such information and documents as, in the opinion of counsel to the Company, may be reasonably required to properly prepare and file such registration statement in accordance with applicable provisions of the Securities Act; and (d) if the Stockholders desire to sell and distribute securities over a period of time, or from time to time at the prevailing market prices pursuant to a registration statement to be filed by the Company under the Securities Act, then the Stockholders shall execute and deliver to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with relevant provisions of the Securities Act and the Exchange Act; and (e) all Stockholders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 2.4(e)) enter into and perform its obligations under an underwriting agreement, in the usual and customary form, with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Stockholders and reasonably acceptable to the Company.

          (b) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Stockholders, a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its Stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Stockholders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

          2.6 Notices of Registration Statements, Etc. Except for the Initial Public Registration, the Company shall not file any registration statement under the Securities Act covering any debt or equity securities unless it shall first have given the Stockholders written notice thereof and, if so requested by the Stockholders, shall have consulted with the Stockholders concerning the selection of underwriters, counsel and independent public accountants for the Company and if, in the judgment of the Stockholders exercised in good faith, any of the Stockholders are or might be deemed to be controlling persons of the Company, the Company shall not file any such registration statement unless it shall first have appointed underwriters, counsel, and independent public accountants for the Company reasonably satisfactory to the Stockholders. A Shareholder shall also have the right, at any time when, in its judgment exercised in good faith, it is or might be deemed to be a controlling person of the Company, to participate in the preparation of such registration statement and to require the insertion therein of material that in its judgment, as aforesaid, should be included, and at the expense of the Company to retain counsel or independent public accountants or both to assist it in such participation.

          2.7  Indemnity.

          (a) The Company agrees to indemnify and hold harmless the Stockholders, their officers, directors and partners, as sellers of Shares, each underwriter (within the meaning of the Securities Act) of such securities and each person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) any such seller, controlling person or underwriter, from and against any losses, claims, damages or liabilities, joint or several, that any such seller, underwriter or controlling person may incur or to which any such seller, underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any preliminary prospectus, or contained, on the effective date thereof, in any registration statement or final or summary prospectus included therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation of the Securities Act, the Exchange Act or any rule or regulation promulgated under the Securities Act or the Exchange Act (all such acts are hereinafter referred to as a "Violation"); and the Company will reimburse each such seller, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in liability; provided, however, the Company will not be liable in any case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary, final or summary prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished by or on behalf of any such seller specifically for use in the preparation thereof.

          (b) Each seller of Shares will, severally and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who sign or have signed said registration statement, each underwriter, each other seller and each person, if any, who controls the Company or such underwriter or seller (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), to the same extent as the foregoing indemnity from the Company to such seller, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such seller of Shares expressly for use in connection with the preparation of such registration statement, such preliminary, final or summary prospectus or such amendment or supplement, and will reimburse the Company or any such director, officer, underwriter or controlling person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action, whether or not resulting in liability; provided, however, that the indemnity agreement contained in this subsection 2.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such seller, which consent shall not be unreasonably withheld; and, provided, further, that, in no event shall any indemnity under this subsection 2.7(b) exceed the gross proceeds from the offering received by such seller.

          (c) Promptly after receipt by an indemnified party of notice of the commencement of any legal action against such indemnified party in respect of which indemnity or reimbursement may be sought against the indemnifying party under this Agreement, such indemnified party shall notify the indemnifying party in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the indemnifying party shall assume the defense of such action (including, the employment of counsel, who shall be counsel satisfactory to such indemnified party, and the payment of expenses in connection therewith). To the extent the Company and the indemnified party believe it prudent or necessary, in their good faith discretion, such indemnified party shall, in addition to the foregoing, have the right to employ separate counsel in any such action and to participate in the defense thereof, and the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party shall not be liable to indemnify any person for any settlement of any such action effected without the consent of the indemnifying party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.7, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.7.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for above is due in accordance with its terms but is held by a court to be unavailable on grounds of policy or otherwise, the person or persons (individually, an "Indemnitor" and collectively, the "Indemnitors") who would otherwise have been required to indemnify any other person (the "Indemnitee") hereunder, shall contribute to the aggregate losses, claims, damages, liabilities and expenses to which any such Indemnitee may be subject in such proportion so that such Indemnitor is or such Indemnitors, collectively, are responsible for that portion represented by the percentage that the aggregate public offering price of the shares sold by such Indemnitor or Indemnitors bears to the aggregate public offering price of all shares sold in such registered offering; provided, however, that no person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) by a court of competent jurisdiction, in a final judgment, shall be entitled to contribution from any person who was not adjudged guilty of such fraudulent misrepresentation. Any party entitled to contribution shall, promptly after receipt of notice of the commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another person hereunder, notify such other person, but the omission to so notify another person shall not relieve such person from any other obligation it may have hereunder or otherwise.

          (e) The indemnification of underwriters provided for in this Section shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters.

     3. Expenses. Except for underwritten discounts and commissions, the Company shall pay any and all expenses incurred in connection with registrations, filings, or qualifications required pursuant to the provisions contained herein, including reasonable fees and expenses of one counsel for all the Stockholders.

     4. Reports Under the Exchange Act. With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act, the Company agrees to use its best efforts: (i) to register under Section 12 of the Exchange Act, not later than ninety (90) days after the end of the fiscal year in which the first registration statement under the Securities Act filed by the Company is declared effective, (ii) to file with the Commission in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Securities Act or the Exchange Act and (iii) so long as the Stockholders own any of the Shares, to furnish in writing upon any such Shareholder's request the following information:

          (a) The Company's name, address and telephone number;

          (b) The Company's Internal Revenue Service identification number;

          (c) The Company's Commission file number;

          (d) The number of shares of Common Stock outstanding as shown by the most recent report or statement published by the Company; and

          (e) Whether the Company has filed all reports required to be filed by Sections 13 or 15(d) of the Exchange Act during the preceding twelve (12) months. With respect to a rule or regulation of the Commission (other than Rule
144) that may at any time permit Stockholders to sell Shares to the public without registration, the Company agrees to take such action as is reasonable to enable utilization of such rule.

     5. Transfer of Registration Rights. The registration rights granted hereunder may only be assigned (and only with all related obligations) by a Stockholder in connection with a transfer of the Stockholder's Shares to an affiliate (or other related entity) of such Stockholder or to a transferee who, after such assignment or transfer holds at least 100,000 Shares. The Company shall be given written notice by the Stockholders at the time of any such transfer stating the name and address of the transferee and identifying the Shares with respect to which the rights under this Agreement are being assigned.

     6. Termination of Registration Rights. The registration rights granted pursuant to Section 2 of this Agreement shall terminate and be of no force and effect as to any Stockholder and any subsequent transferee upon the earlier of
(a) the expiration of three (3) years from the initial public offering of the Company's Common Stock and (b) when all Shares held or entitled to be held upon conversion by such Stockholder may immediately be sold under Rule 144 during any 90-day period; provided, however, that with respect to the Registration Rights granted pursuant to Section 2.2 herein, the provisions of this Section 6 shall not apply to any holder who owns more than 2% of the Company's outstanding stock until the earlier of (c) such time as such holder owns less than 2% of the outstanding stock of the Company and (d) five years from the Company's Initial Public Registration.

     7. Future Registration Rights. No future registration rights may be granted without consent of the holders of a majority of the shares of Common Stock issuable upon conversion of the outstanding Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

     8. Modification and Waiver. The parties may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing at any time; provided, however, that no amendment, modification or supplement shall be effective without the consent of the holders of at least 50% of the shares of Common Stock issuable upon conversion of the outstanding Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock. Any party may by an instrument in writing extend the time for or waive the performance of any of the obligations of another party or waive compliance by another party with any of the provisions contained herein. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect such party's right at a later date to enforce the same. No waiver by any party of a breach of this Agreement, whether by conduct or otherwise, in any one or more instances shall be, or shall be deemed to be, a further or continuing waiver of such breach, waiver of any condition or of any other breach of this Agreement. No waiver by any one party to this Agreement shall be deemed to be a waiver of any other party to this Agreement.

     9. Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given the earlier of (i) when received, (ii) upon personal delivery to the party to be notified, (iii) one business day after delivery via facsimile upon appropriate confirmation, (iv) one day after being deposited with an overnight courier service or (v) three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address set forth on the signature page of this Agreement, or at such other address as such party may designate by ten days advance written notice to all other parties.

     10. Gender and Number, Etc. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and the other gender as the context may require. "Hereof," "herein," and "hereunder" and words of similar import shall be construed to refer to this Agreement as a whole, and not to any particular paragraph or provisions, unless expressly so stated.

     11. Successors and Assigns. This Agreement shall not be assignable by any party without the prior written consent of all other parties hereto or except pursuant to Section 5 hereof, except that the Company may assign this Agreement to a successor corporation pursuant to the reincorporation of the Company into another state. Subject to the foregoing, all rights hereunder may be assigned or otherwise conveyed to any such permitted transferee or assignee. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

     12. Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures to each counterpart were upon the same instrument.

     13. Entire Agreement and Captions. This Agreement sets forth the entire understanding of the parties hereto and supersedes all prior agreements, arrangements and communications, whether oral or written, between or among the parties with respect to the subject matter hereof. Captions appearing in this Agreement are for convenience of reference only and shall not be deemed to explain, limit or amplify the provisions hereof.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     15. Severability. If any provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not invalidate the entire Agreement. Such provision shall be deemed to be modified to the extent necessary to render it valid and enforceable and if no such modification shall render it valid and enforceable then the Agreement shall be construed as if not containing such provision.

     16. No Third Party Beneficiaries. Nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     17. No Partnership or Joint Venture. Notwithstanding anything to the contrary contained herein, nothing contained herein shall be construed as creating a partnership or joint venture relationship between the parties hereto, and the parties hereto shall be deemed to have made any elections necessary under any applicable law, rule or regulation to prevent their being considered or deemed to be a partnership or joint venture.

     18. No Impairment. The Company will not take any action, or fail to take any action, avoid or seem to avoid the observance or performance of any of the terms to be performed by the Company hereunder and the Company will at all times act in good faith to assist the Stockholders in the carrying out of the provisions of this Agreement as may be necessary to preserve and protect the registration rights of the Stockholders under this Agreement.

     This Amended and Restated Registration Rights Agreement is executed and delivered on the day and year first above written.


"COMPANY"                 SONIC INNOVATIONS, INC.,
                          a Delaware corporation


                          /s/ William S. Barth
                          ------------------------------------------------
                          Signature of Authorized Signatory

                          William S. Barth, Vice President-Finance and CFO
                          ------------------------------------------------
                          Print Name and Title



"STOCKHOLDERS"            See Exhibit A
                          ------------------------------------------------
                          Print Name of Stockholder

                          ------------------------------------------------
                          Signature of Authorized Signatory


                          ------------------------------------------------
                          Print Name and Title



               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT A

Series A Stockholders:

Mr. Jim Dreyfous
Utah Ventures Limited Partnership
423 Wakara Way, Suite 206
Salt Lake City, UT 84108

George M. Sims
535 East 5th Avenue
Salt Lake City, UT 84103

Carver A. Mead
Foveonics
10131 Bubb Rd., #B
Cupertino, CA 95014

New Era Investments
Attn: Nick S. Vidalakis
First Interstate Building
999 Third Avenue, Suite 1020
Seattle, WA 98104

Series B, Series C and/or Series D  Stockholders:


Jim Dreyfous                                    Accel Investors '95 L.P.
Utah Ventures Limited Partnership               Attn:  G. Carter Sednaoui
423 Wakara Way, Suite 1020                      One Palmer Square
Salt Lake City, UT 84108                        Princeton, NJ 08542

George M. Sims                                  Ellmore C. Patterson Partners
535 East 5th Avenue                             Attn:  G. Carter Sednaoui
Salt Lake City, UT 84103                        One Palmer Square
                                                Princeton, NJ 08542
Accel IV L.P.
Attn: G. Carter Sednaoui                        Venrock Associates
One Palmer Square                               Attn:  Anthony B. Evnin
Princeton, NJ 08542                             30 Rockefeller Plaza, #5508
                                                New York, NY 10112
Accel Keiretsu, L.P.
Attn:  G. Carter Sednaoui                       Venrock Associates II, L.P.
One Palmer Square                               Attn:  Anthony B. Evnin
Princeton, NJ 08542                             30 Rockefeller Plaza, #5508
                                                New York City, NY 10112

The Travelers Insurance Company          Calvert Social Venture Partners
Attn:  Daniel B. Kenney                  Attn:  John May
Securities 9 PB                          402 Maple Avenue West
205 Columbus Blvd., Loading Dock         Vienna, VA 22180
Hartford, CT 06183-2030
                                         Labrador Ventures II, L.P.
The Travelers Indemnity Company          Attn:  Stuart Davidson
Attn:  Daniel B. Kenney                  400 Seaport Court, Suite 250
Securities 9 PB                          Redwood City, CA 94063
205 Columbus Blvd., Loading Dock
Hartford, CT 06183-2030                  Effie E. Westervelt Revocable Trust
                                         26 Southridge, E
The Travelers Life and Annuity Company   Tiburon, CA 94920
Attn:  Daniel B. Kenney
Securities 9 PB                          Effie E. Westervelt
205 Columbus Blvd., Loading Dock         26 Southridge, E
Hartford, CT 06183-2030                  Tiburon, CA 94920

The Phoenix Insurance Company            Harry A. George
Attn:  Daniel B. Kenney                  Solstice Capital
Securities 9 PB                          13651 E. Camino La Cebadilla
205 Columbus Blvd., Loading Dock         Tucson, AZ 87549
Hartford, CT 06183-2030
                                         Patricia H. Highberg
New Era Investments                      Randall Road
Attn:  Nick Vidalakis                    Off Church Hill
First Interstate Building                Woodstock, VT 05091
999 Third Avenue, Suite 1020
Seattle, WA 98104                        Carol H. Tolan
                                         200 E. 89th Street
California Institute of Technology       New York, NY 10128
Attn:  Sandra Ell
551 South Wilson Avenue                  Arno Penzias
Pasadena, CA 91125                      1960 Grant Ave.
                                         San Francisco, CA 94133
PV Securities Corporation
Attn:  Phil Villers                      Morgenthaler Venture Partners IV
97 Lowell Road                           Attn:  Mr. Gary Schaffer
Suite 11-4                               2730 Sand Hill Road, Suite 280
Concord, MA 01742                        Menlo Park, CA 94025

PV Securities Corp.                      New Enterprise Associates VII, Ltd.
20 Whit's End Road                       Attn: Ms. Sigrid Van Bladel
Concord, MA 07142                        2490 Sand Hill Road
                                         Menlo Park, CA 94025

NEA Presidents Fund, L.P.               BB BioVentures LP
Attn: Ms. Sigrid Van Bladel             Attn: Luke Evnin
2490 Sand Hill Road                     1 Cambridge Center
Menlo Park, CA 94025                    9th Floor
                                        Cambridge, MA 02142
NEA Ventures 1997, Limited Partnership
Attn: Ms. Sigrid Van Bladel             MPM Asset Management Investors 1998 LLC
2490 Sand Hill Road                     Attn: Luke Evnin
Menlo Park, CA 94025                    1 Cambridge Center
                                        9th Floor
Joshua Mailman                          Cambridge, MA 02142
Sirius Business Corp.
150 East 58th Street                    MPM Bioventures Parallel Fund LP
New York, NY 10155                      Attn: Luke Evnin
                                        1 Cambridge Center
                                        9th Floor
                                        Cambridge, MA 02142